Jennison Natural Resources Fund, Inc.

Supplement dated January 29, 2007

to the Prospectus dated September 28, 2006 and

the Statement of Additional Information dated September 28, 2006

Change in Non-Fundamental Investment Policy

The Board of Directors of Jennison Natural Resources Fund, Inc. (the “Fund”), at the request of the Fund’s Subadviser, Jennison Associates LLC (“Jennison”), recently approved a change in a non-fundamental investment policy of the Fund, consistent with the Fund's investment objective of long-term capital growth and its other investment policies and strategies, to remove the restriction that the Fund may not, with certain exceptions, invest more than 5% of its total assets in securities of companies (including predecessors) that are less than three years old. With the adoption of the National Securities Market Improvements Act of 1996, this restriction is no longer required. Jennison believes that this limitation has restricted the Fund’s ability to participate in investments in certain less well-seasoned issuers that Jennison believes are attractive investment opportunities.

Effective as of the date of this Supplement, the Fund’s Prospectus is amended to add the following paragraph immediately following the section titled “Other Investments and Strategies – Repurchase Agreements”:

Investing in Small, Unseasoned Issuers. The Fund may invest in securities of small, unseasoned issuers. These are companies that have been in operation for less than three years, including the operations of any predecessors. Companies with shorter operating histories may have more risk associated with their viability as an on-going concern during times of adverse economic or industry conditions than more established companies. Small, unseasoned issuers may have limited financial resources. They may have limited trading markets, which could adversely affect the Fund’s ability to dispose of them and could reduce the price the Fund might be able to obtain for them. For these reasons, securities of small, unseasoned issuers tend to be more volatile than securities of established companies, and can increase the Fund’s overall portfolios risks.

Effective as of the date of this Supplement, Fund’s Statement of Additional Information (“SAI”) is amended to remove the following non-fundamental investment restriction set forth as item 5 in the list of non-fundamental investment restrictions on page 6 of the SAI under the caption “Investment Restrictions”:

“[The Fund may not] [p]urchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of the investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such agency or instrumentality and except that the Fund may invest in securities rated in the top three grades by a nationally recognized rating agency.”

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